DREYFUS EMERGING MARKETS FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    The following semi-annual report on the Dreyfus Emerging Markets Fund comes to you from D. Kirk Henry, the portfolio manager.
    Kirk, who has managed the Fund since its inception on June 28, joined The Boston Company - our corporate affiliate - in 1994 as an equity portfolio manager. He is a Vice President of The Boston Company and has had 14 years experience in the investment field.
    Prior to joining The Boston Company he was Executive Vice President at Cseh International & Associates, Inc., the international money management division of Cashman Farrell and Associates. Previously, he was an international portfolio manager at Provident Capital Management, Inc. He started his career as a securities analyst with First Chicago Investment Advisors and Sears Investment Management Co.
    Kirk graduated with a B.A. in Human Biology from Stanford University in 1981 and received his MBA in accounting/finance from the University of Chicago in 1984. He was awarded a Chartered Financial Analyst designation in 1986. In addition, he is a member of the Boston Security Analysts Society.
    We have great confidence in Kirk Henry's ability to manage investments on your behalf.
                                  Sincerely,
                      [Stephen E. Canter signature logo]
                                  Stephen E. Canter
                                  Chief Investment Officer



DREYFUS EMERGING MARKETS FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    The Dreyfus Emerging Markets Fund was started five months ago on June 28, 1996. The emerging markets during this period declined 4.62% as measured by the Morgan Stanley Capital International Emerging Markets Free Index (MSCI/EMF).* Your Fund's performance, though down, didn't decline as much, falling 2.16%.**
    The U.S. market continued, during the period under review, to outpace the international markets including the emerging markets. This is the second year emerging markets have underperformed both the U.S. market and the developed international markets. Over the past two years on an annualized basis, the MSCI/EMF declined 5.9%, The Morgan Stanley Capital International World Index rose 16.6%, and The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE (R)) Index rose 7.9%. This underperformance can be viewed as an opportunity to diversify a portion of one's portfolio into the emerging markets, which offer potentially higher returns. The GNP of the emerging markets is growing at approximately twice the rate of developed markets. This can translate into faster earnings growth and potentially higher stock market returns. The emerging markets make up 85% of the world's population, 77% of the land mass but only 23% of the GDP and 16% of the world's stock market capitalization. Over the long term, the GDP and stock market capitalization of the emerging markets will rise. The valuation of the emerging markets is lower than international and world markets (see table). In addition, the price-to-earnings ratio and price-to-book value ratio of the Fund's portfolio is lower than the MSCI/EMF Index.
                              Market Valuations
                           ______________________
                                              P/E      P/BV      P/CF
                                             ___        ___       ___
              Emerging Markets Free          15.8       1.6       8.4
              EAFE
               (International)               26.3       2.3      10.3
              World                          22.9       2.7      10.8
              U.S.                           19.7       3.6      11.4
Source: Morgan Stanley Capital International (11/29/96)
    Our investment style is a bottom-up value stock selection process. We invest in companies with good valuations, increasing earnings momentum, and strong business fundamentals. After using computer screens to evaluate potential candidates, our team of analysts performs rigorous fundamental analysis on each company we consider or own. Country weightings are determined by our ability to find attractively priced companies with good business fundamentals.
    We own 73 companies across 18 different emerging market countries. We are well diversified across industries, holding a wide variety of companies in the financial, cyclical, consumer, and utility industries.
    From a global perspective, we are overweighted in Latin America (36.9% vs. 29.2% for the Index) and underweighted in Asia (30.2% vs. 51.2%). Latin America is recovering from the recession of 1994/1995 and we have recently purchased Empaques Ponderosa, a Mexican boxboard manufacturer, and Cimentos Itau, a Brazilian cement company, both of which are experiencing increases in earnings as the recovery takes hold. Our overweighting in Latin America has been beneficial as the Emerging Markets Latin America Index year-to-date is up 15.5% whereas Emerging Markets Asia Index is only up 2.5%.
    Our underweighted positions in Asia stem partly from valuation criteria and partly from fundamentals. The valuations in Asia are higher than other emerging market regions, reflecting higher growth expectations. At the same time, economies in Asia are slowing. Recently, because of strong capital expenditure in plant and equipment, the cost basis for companies has risen while at the same time, demand has fallen short of expectations, creating an overcapacity situation in industries such as chemicals and cement. Slowing GDP growth, lower capacity utilization, rising costs, and lower demand are negatively affecting the earnings growth of some Asian companies and markets.
    The countries with the biggest market weighting in the portfolio are Brazil (14.1%), Malaysia (10.7%), and Mexico (10.8%). Countries that are overweighted include the Philippines (5.0%), Argentina (5.4%), and Portugal (4.3%). Among the larger emerging markets, the best performing markets so far this year include Taiwan (+36.7%), Brazil (+31.5%), Portugal (+26.8%), Indonesia (+23.3%), Malaysia (+23.3%), the Philippines (+14.1%), and Mexico (+13.8%). We are underweighted in South Africa (4.6% vs. 10.8%), India (2.9% vs. 5.2%), and Thailand (2.7% vs. 5.5%). The worst performing markets so far this year include many of the markets in which we are underweighted: South Africa has fallen -17.9% year-to-date, Thailand by -29.8%, India -8.9%, and Korea -29.4%.
    Despite the stock price declines in India, South Africa and Thailand, we haven't found many attractive stocks with improving fundamentals. Our underweighted positions still remain. However, in Korea we have been finding attractive value situations with strong fundamentals and our weighting there increased to 5.4%. We have recently added Korea Mobile Telephone and Kookmin Bank to the portfolio.
    Our strategy is to hold a well-diversified portfolio of emerging markets stocks in many different countries and industries. As valuations and fundamentals change, our specific holdings will change. We currently are looking at companies in Eastern Europe and, assuming we find attractive candidates, our exposure in that region will increase in the coming months.
    We are pleased that you are one of our shareholders. We intend to exert our best efforts to bring you rewarding returns on your investment.
                                 Sincerely,
                      [D. Kirk Henry signature logo]
                                  D. Kirk Henry
                                  Portfolio Manager
December 20, 1996
New York, N.Y.

* The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index (EMF) is a market capitalization weighted index composed of companies representative of the market structure of 26 Emerging Market countries in Europe, Latin America, and the Pacific Basin. The MSCI/ EMF Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.
**Total return includes reinvestment of dividends and any capital gains paid.

DREYFUS EMERGING MARKETS FUND
STATEMENT OF INVESTMENTS                                                                        NOVEMBER 30, 1996 (UNAUDITED)
Common Stocks-80.4%                                                                            Shares                 Value
                                                                                               ______                 ______
  Argentina-5.5%                     Central Costanera, Cl. B...............                   61,000          $     195,298
                                     Disco, ADR.............................                    4,000 (a)            100,500
                                     Telefonica de Argentina, ADR...........                    6,500                165,750
                                     YPF Sociedad Anonima, ADR..............                   11,400                265,050
                                                                                                                      ______
                                                                                                                     726,598
                                                                                                                      ______
  Brazil-7.0%                        Aracruz Celulose, ADR..................                   18,100                140,275
                                     Companhia Brasileira de Distribuicao Grupo
                                       Pao de Acucar........................                    4,800                 80,400
                                     Companhia Energentina De Minas Gerais, ADR                 9,200                293,250
                                     Companhia Vale do Rio Doce.............                    7,100                148,213
                                     Telecomunicacoes Brasileiras, ADR......                    3,500                265,125
                                                                                                                      ______
                                                                                                                     927,263
                                                                                                                      ______
  Chile-4.3%                         Banco BHIF, ADR........................                   13,300 (a)            224,438
                                     Compania De Telecomunicaciones, ADR....                    1,500                142,687
                                     Cristalerias De Chile, ADR.............                   10,400                201,500
                                                                                                                      ______
                                                                                                                     568,625
                                                                                                                      ______
  China-.9%                          Ek Chor China Motorcycle, ADR..........                    5,600                 41,300
                                     Jilin Chemicals Industrial, ADR........                    6,000                 76,500
                                                                                                                      ______
                                                                                                                     117,800
                                                                                                                      ______
  Hong Kong-3.5%                     Dah Sing Financial.....................                   15,000                 60,333
                                     HSBC Holdings..........................                    4,488                 93,452
                                     Harbour Centre Development.............                  132,000                192,913
                                     Yue Yuen Industrial....................                  344,000                115,675
                                                                                                                      ______
                                                                                                                     462,373
                                                                                                                      ______
  Hungary-1.1%                       Pick Szeged, ADR.......................                    2,800 (a,b)          140,000
                                                                                                                      ______
  India-2.8%                         Reliance Industries, GDR...............                   12,000                138,360
                                     State Bank of India, GDR...............                    8,300 (b)            135,124
                                     Steel Authority, GDR...................                   12,000 (b)            102,000
                                                                                                                      ______
                                                                                                                     375,484
                                                                                                                      ______
  Indonesia-2.9%                     PT Bank Bali...........................                  106,000                246,354
                                     PT Indosat, ADR........................                    3,400                 93,925
                                     PT Sari Husada.........................                   10,000                 46,908
                                                                                                                      ______
                                                                                                                     387,187
                                                                                                                      ______
  Israel-1.3%                        Super sol..............................                    7,050                172,511
                                                                                                                      ______
  Luxembourg-1.3%                    Espirito Santo Financial, ADR..........                   13,500                177,188
                                                                                                                      ______
  Malaysia-10.8%                     AMMB Holdings Berhad...................                   28,000                222,715
                                     Affin Holdings Berhad..................                   50,000                146,419
                                     IOI Properties Berhad..................                   60,000                197,072
                                     Leader Universal Holdings Berhad.......                   57,000                128,571
                                     MBF Capital Berhad.....................                   80,000                125,366
                                     Malayawata Steel Berhad................                   60,000                117,293


DREYFUS EMERGING MARKETS FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                         NOVEMBER 30, 1996 (UNAUDITED)
Common Stocks (continued)                                                                      Shares                 Value
                                                                                               ______                 ______

  Malaysia (continued)               Pacific & Orient Berhad................                   50,000           $    127,622
                                     Perusahaan Otomobil Nasional Berhad....                   25,600                162,089
                                     Petronas Dagangan Berhad...............                   43,000                114,009
                                     United Engineers.......................                   10,000                 90,621
                                                                                                                      ______
                                                                                                                   1,431,777
                                                                                                                      ______
  Mexico-10.8%                       ALFA...................................                   43,100                192,618
                                     ARA....................................                   65,000 (a)            145,040
                                     Controladora Comercial Mexicana, ADR...                    9,500                171,594
                                     Empaques Ponderosa.....................                  294,000                152,824
                                     Grupo Financiero Inbursa...............                   59,700                189,980
                                     Tablex.................................                   31,000                 80,570
                                     Telefonos de Mexico, Series L, ADR.....                    6,800                206,550
                                     Transportacion Maritima, ADR...........                   29,000                199,375
                                     Tubes de Acero de Mexico, ADR..........                    6,700 (a)             91,288
                                                                                                                      ______
                                                                                                                   1,429,839
                                                                                                                      ______
  Peru-2.3%                          Telefonica del Peru, ADR...............                   16,000                310,000
                                                                                                                      ______
  Philippines-5.0%                   Empire East Land Holdings..............                  225,000 (a)            109,161
                                     First Philippine Holdings..............                   45,000                 95,034
                                     Philippine Long Distance Telephone.....                    3,500                201,250
                                     Philippine National Bank...............                   12,000 (a)            150,045
                                     Universal Robina.......................                  230,000                113,775
                                                                                                                      ______
                                                                                                                     669,265
                                                                                                                      ______
  Portugal-3.0%                      Banco Comercial Portugues, ADR.........                   10,000                132,500
                                     Cimpor-Cimentos de Portugal............                    5,500                114,923
                                     Portugal Telecom, ADR..................                    5,800                153,700
                                                                                                                      ______
                                                                                                                     401,123
                                                                                                                      ______
  Singapore-5.1%                     Development Bank of Singapore..........                   18,000                232,300
                                     Far East Levingston Shipbuilding.......                   45,000                239,037
                                     Singapore Airlines.....................                   20,000                204,235
                                                                                                                      ______
                                                                                                                     675,572
                                                                                                                      ______
  South Africa-4.6%                  Barlow, ADR............................                   11,000                 99,688
                                     Barlow.................................                   11,800                108,273
                                     Malbak.................................                   32,000                151,697
                                     Polifin................................                   80,000                137,093
                                     Sasol..................................                    9,000                111,279
                                                                                                                      ______
                                                                                                                     608,030
                                                                                                                      ______
  South Korea-5.5%                   Kookmin Bank, GDR......................                    6,500 (a,b)          119,860
                                     Korea Electric Power...................                    5,000                160,024
                                     Korea Mobile Telecommunications........                   17,400                226,200
                                     Pohang Iron & Steel, ADR...............                   11,000                221,375
                                                                                                                      ______
                                                                                                                     727,459
                                                                                                                      ______
  Thailand-2.7%                      Bangkok Bank Public....................                   16,500                188,645

DREYFUS EMERGING MARKETS FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                             NOVEMBER 30, 1996 (UNAUDITED)
Common Stocks (continued)                                                                      Shares                 Value
                                                                                               ______                 ______

  Thailand (continued)               Srithai Superware......................                   36,000          $     176,194
                                                                                                                      ______
                                                                                                                     364,839
                                                                                                                      ______
                                     TOTAL COMMON STOCKS
                                       (cost $10,848,472)...................                                     $10,672,933
                                                                                                                      ======
Preferred Stocks-7.2%
  Brazil:                            Banco Itau.............................                      500          $     197,483
                                     Brasmotor..............................                      700                197,193
                                     Companhia Cimento Portland Itau........                      600                175,992
                                     Ericsson Telecomunicacoes..............                   11,800                183,911
                                     Petroleo Brasileiro....................                    1,500                204,758
                                                                                                                      ______
                                     TOTAL PREFERRED STOCKS
                                       (cost $978,146)......................                                   $     959,337
                                                                                                                      ======
                                                                                            Principal
Short-Term Investments-18.2%                                                                   Amount
                                                                                               ______
  U.S. Treasury Bills:               5%, 12/5/96............................            $     141,000          $     140,902
                                     5.02%, 12/12/96........................                  386,000                385,348
                                     5.13%, 12/19/96........................                  562,000                560,477
                                     4.92%, 1/2/97..........................                   92,000                 91,587
                                     4.98%, 1/16/97.........................                  212,000                210,633
                                     5.12%, 1/23/97.........................                  187,000                185,614
                                     4.98%, 2/27/97.........................                  856,000                845,651
                                                                                                                      ______
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $2,420,359)....................                                    $  2,420,212
                                                                                                                      ======
TOTAL INVESTMENTS (cost $14,246,977)........................................                   105.8%            $14,052,482
                                                                                                 ====                 ======
LIABILITIES, LESS CASH AND RECEIVABLES......................................                    (5.8%)         $    (764,412)
                                                                                                 ====                 ======
NET ASSETS..................................................................                   100.0%            $13,288,070
                                                                                                 ====                 ======
Notes to Statement of Investments:
    (a)  Non-income producing.
    (b)  Securities exempt from registration under Rule 144A of the
    Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At
    November 30, 1996, these securities amounted to $496,984 or approximately
    3.7% of net assets.





SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS EMERGING MARKETS FUND
STATEMENT OF ASSETS AND LIABILITIES                                                       NOVEMBER 30, 1996 (UNAUDITED)
                                                                                                       Cost            Value
                                                                                                      ______          ______
ASSETS:                          Investments in securities-See Statement of Investments          $14,246,977     $14,052,482
                                 Cash.......................................                                          77,175
                                 Cash denominated in foreign currencies.....                         365,118         364,133
                                 Dividends receivable.......................                                          13,530
                                 Receivable for subscriptions to Common Stock                                         12,000
                                 Prepaid expenses...........................                                           5,064
                                 Due from The Dreyfus Corporation and affiliates2,514
                                                                                                                      ______

                                                                                                                  14,526,898
                                                                                                                      ______
LIABILITIES:                     Due to Distributor.........................                                           8,139
                                 Net unrealized (depreciation) on forward
                                 .......        currency exchange contracts-Note 3(a)                                    683
                                 Payable for investment securities purchased                                       1,201,433
                                 Accrued expenses...........................                                          28,573
                                                                                                                      ______

                                                                                                                   1,238,828
                                                                                                                      ______
NET ASSETS..................................................................                                     $13,288,070
                                                                                                                      ======
REPRESENTED BY:                  Paid-in capital............................                                     $13,383,789
                                 Accumulated undistributed investment income-net4,959
                                 Accumulated net realized gain (loss) on investments                                  94,741
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments and foreign currency transactions                                   (195,419)
                                                                                                                      ______
NET ASSETS..................................................................                                     $13,288,070
                                                                                                                      ======
SHARES OUTSTANDING
(100 million shares of $.001 par value Common Stock authorized).............                                       1,086,938
NET ASSET VALUE per share...................................................                                          $12.23
                                                                                                                        ====





See notes to financial statements.

DREYFUS EMERGING MARKETS FUND
STATEMENT OF OPERATIONS
FROM JUNE 28, 1996 (COMMENCEMENT OF OPERATIONS) TO NOVEMBER 30, 1996 (UNAUDITED)
INVESTMENT INCOME

INCOME:                          Cash dividends
                                     (net of $3,506 foreign taxes withheld at source)                                 $  36,252
                                 Interest...................................                         33,822
                                                                                                      _____
                                       Total Income.........................                                         $   70,074
EXPENSES:                        Management fee-Note 2(a)...................                         40,697
                                 Custodian fees.............................                         15,656
                                 Legal fees.................................                         14,648
                                 Shareholder servicing costs-Note 2(b)......                         10,722
                                 Audit fees.................................                         10,359
                                 Registration fees..........................                          7,337
                                 Directors' fees and expenses-Note 2(c).....                          5,966
                                 Prospectus and shareholders' reports.......                          1,560
                                 Miscellaneous..............................                            927
                                                                                                      _____
                                       Total Expenses.......................                         107,872

                                 Less-expense reimbursement from the Manager due to
                                     undertaking-Note 2(a)..................                        (42,757)
                                                                                                      _____
                                       Net Expenses.........................                                             65,115
                                                                                                                          _____
INVESTMENT INCOME-NET.......................................................                                              4,959
                                                                                                                          _____
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 3:
                                 Net realized gain (loss) on investments and
                                     foreign currency transactions..........                       $105,559
                                 Net realized gain (loss) on forward currency
                                     exchange contracts.....................                        (10,818)
                                                                                                      _____
                                     Net Realized Gain (Loss)...............                                             94,741
                                 Net unrealized appreciation (depreciation) on investments
                                     and foreign currency transactions......                                           (195,419)
                                                                                                                          _____
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                           (100,678)
                                                                                                                          _____
NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......................                                         $  (95,719)
                                                                                                                          =====


See notes to financial statements.

DREYFUS EMERGING MARKETS FUND
STATEMENT OF CHANGES IN NET ASSETS
FROM JUNE 28, 1996 (COMMENCEMENT OF OPERATIONS) TO NOVEMBER 30, 1996 (UNAUDITED)
OPERATIONS:
  Investment income-net...................................................................                      $         4,959
  Net realized gain (loss) on investments.................................................                               94,741
  Net unrealized appreciation (depreciation) on investments...............................                             (195,419)
                                                                                                                         ______
    Net Increase (Decrease) in Net Assets Resulting from Operations.......................                              (95,719)
                                                                                                                         ______
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold...........................................................                           13,526,522
  Cost of shares redeemed.................................................................                             (142,733)
                                                                                                                         ______
    Increase (Decrease) in Net Assets from Capital Stock Transactions.....................                           13,383,789
                                                                                                                         ______
      Total Increase (Decrease) in Net Assets.............................................                           13,288,070
NET ASSETS:
  Beginning of Period.....................................................................                                --
                                                                                                                         ______
  End of Period...........................................................................                          $13,288,070
                                                                                                                         ======
Undistributed investment income-net.......................................................                      $         4,959
                                                                                                                         ______
                                                                                                                        Shares
                                                                                                                         ______
CAPITAL SHARE TRANSACTIONS:
  Shares sold.............................................................................                           1,098,719
  Shares redeemed.........................................................................                              (11,781)
                                                                                                                         ______
    Net Increase (Decrease) in Shares Outstanding.........................................                            1,086,938
                                                                                                                         ======



See notes to financial statements.

DREYFUS EMERGING MARKETS FUND
FINANCIAL HIGHLIGHTS (UNAUDITED)
    Contained below is per share operating performance data for a share of
Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period June 28, 1996 (commencement of operations) to November 30, 1996. This information has been derived from the Fund's financial statements.
PER SHARE DATA:
    Net asset value, beginning of period....................................................                    $12.50
                                                                                                                  ____
    Investment Operations:
    Investment income-net...................................................................                       -
    Net realized and unrealized gain (loss)
      on investments........................................................................                      (.27)
                                                                                                                  ____
    Total from Investment Operations........................................................                      (.27)
                                                                                                                  ____
    Net asset value, end of period..........................................................                    $12.23
                                                                                                                  ====
TOTAL INVESTMENT RETURN.....................................................................                     (2.16%)(1)(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.................................................                       .85%(2)
    Ratio of net investment income
      to average net assets.................................................................                       .07%(2)
    Decrease reflected in above expense ratio
      due to undertaking by the Manager.....................................................                       .56%(2)
    Portfolio Turnover Rate.................................................................                     19.86%(2)
    Average commission rate paid (3)........................................................                    $.0212
    Net Assets, end of period (000's Omitted)...............................................                   $13,288
    (1)  Exclusive of redemption fee.
    (2)  Not annualized.
    (3)  The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment
    securities.


See notes to financial statements.

DREYFUS EMERGING MARKETS FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus International Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering two series, including the Dreyfus Emerging Markets Fund (the "Fund") which commenced operations on June 28, 1996. The Fund's investment objective is long-term capital appreciation. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge. The Fund's fiscal year end is May 31.
    As of November 30, 1996, APT Holdings Corporation, an indirect subsidiary of Mellon Bank Corporation, held 400,000 shares of the Fund.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: The Fund's investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

DREYFUS EMERGING MARKETS FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of 1.25% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from June 28, 1996 through May 31, 1997 to reduce the management fee paid by or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed an annual rate of 2% of the value of the Fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $42,757 during the period ended November 30, 1996.
    (B) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 1996, the Fund was charged an aggregate of $8,139 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $938 during the period ended November 30, 1996.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended November 30, 1996 amounted to $12,927,164 and $1,201,667, respectively.
    In addition, the following summarizes open forward currency exchange contracts at November 30, 1996:

                                                               Foreign
                                                               Currency                                      Unrealized
Forward Currency Buy Contracts                                 Amounts          Cost          Value        (Depreciation)
______________________________                                  _____           _____         _____           _______
    Malaysian Ringgit, expiring 12/6/96.....                    300,723       $119,065      $119,004        $  (61)
    Philippines Peso, expiring 12/2/96......                    708,935         27,048        26,976           (72)
    Philippines Peso, expiring 12/3/96......                    827,925         31,588        31,504           (84)
    South African Rand, expiring 12/6/96....                    158,790         34,910        34,444          (466)
                                                                                                               ___
                                                                                                             $(683)
                                                                                                               ===

DREYFUS EMERGING MARKETS FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the Statement of Assets and Liabilities.
    (B) At November 30, 1996, accumulated net unrealized depreciation on investments and forward currency exchange contracts was $195,178, consisting of $400,877 gross unrealized appreciation and $596,055 gross unrealized depreciation.
    At November 30, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


[Dreyfus lion "d" logo]
DREYFUS EMERGING MARKETS FUND
200 Park Avenue
New York, NY 10166
INVESTMENT ADVISER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940










Printed in U.S.A.                           327SA9611
[Dreyfus logo]
Emerging Markets
Fund
Semi-Annual
Report
November 30, 1996



DREYFUS INTERNATIONAL GROWTH FUND
(FORMERLY DREYFUS INTERNATIONAL EQUITY FUND, INC.)_SEE NOTE 1
LETTER TO SHAREHOLDERS
Dear Shareholder:
      We are pleased to provide you with this annual report for the Dreyfus International Growth Fund for the annual reporting period ended May 31, 1997 covering the months since I took over its management last year. Over this period, your Fund produced a total return of 7.36%.* The result is just slightly below the 7.54% total return of the major international stock index, the Morgan Stanley Capital International Europe, Australasia, Far East
 (EAFERegistration Mark) Index.**
      A number of factors influenced performance. Among them were investments in Hong Kong, China and Brazil and tactical hedging of both European and Japanese currencies. The Fund also benefitted from holdings in a number of stocks with rapidly growing earnings such as Japanese small business lender Nichiei, the Scandinavian media-internet firm Schibsted Group, the Dutch temporary employment services provider Goudsmit and Hong Kong real estate developer Cheung Kong Holdings. While your Fund was underweight in Japan during the fiscal year just ended, a greater underweight there and deployment of more assets to markets in Europe, such as the U.K. and Spain, would have resulted in stronger overall performance. However, it is important to note that performance of the Japanese market improved dramatically toward the end of the reporting period.
INVESTMENT APPROACH
      My investment policies and style are detailed below.
      During my 13 years in the international equity management business I have developed an investment process designed to deliver to investors a portfolio that includes a wide variety of holdings in 15 to 25 markets around the world, exposure to rapidly growing emerging markets when they are attractive for investment, and active currency management. The crucial challenge for an international investor is how to judge the relative attractiveness of various markets when there are scores to choose from. I address this challenge by evaluating inputs on growth, valuation, interest rates, liquidity, technical factors and currency in each of the world's major markets. My work in these areas is driven by PC-based tools I have developed over time. Markets and industry sectors will be overweighted, underweighted or market weighted relative to those of the EAFE Index. Presently, my strategy is to overweight or underweight markets and industry sectors by no more than 70%, with two exceptions. First, the largest market in the EAFE Index, Japan, has a 50% -150% weighting band. The second exception is the asset class of emerging markets. While these markets comprise only 7% of the EAFE Index, the Dreyfus International Growth Fund may invest up to 30% of its assets in this area when significant opportunities present themselves. The reason for this policy is twofold. First, emerging markets have the highest secular GDP and EPS growth rates in the world and an international portfolio should offer shareholders substantial exposure to this long-term opportunity. Second, emerging markets often reach valuation extremes seldom seen in more developed equity markets. Making a significant investment at the appropriate time could position the Fund to benefit from these extraordinary opportunities.
      In my investment process, I attempt to manage stocks in a disciplined manner. I search for stocks expected to have higher earnings growth rates than the market in which they trade. Attractive companies often have made a corporate change in management, strategy or business structure that could positively alter their future growth rate. Stocks purchased also need to have attractive valuations both relative to their own history and that of the local market. Companies are sold when growth is forecast to fall below my own or consensus estimates, the valuation target is reached or the weighting in that market reduced as a result of an asset allocation decision.
      Foreign currencies are at least partially hedged, where practicable, when I believe that a given currency has 10% or more downside risk against the U.S. Dollar over the next 12 to 18 months.
      Below I look at the three main geographic areas outside the U.S. _ Japan, Europe and Emerging Markets.

JAPAN
      Japan was the poorest performing major market in the world during the Fund's fiscal year ended 5/31/97. In my last letter I noted that while Japanese profits were rising again and many economic indicators were pointing to better times ahead, one critical factor for better stock market performance was missing _ the confidence of local investors.
      I am now delighted to report that as of this writing, sentiment appears to have improved markedly. As a result market performance has improved substantially over the last few months. The market's advance has been broad-based with nearly all sectors of the market participating. Developments in two areas appear to have been pivotal for the market. First, the six-year decline in Japanese real estate prices has ended according to statistics released near the end of your Fund's fiscal year. The leveling off in real estate and a broad range of other prices appear to have given the stock market new confidence that Japan's financial system is recovering from the long crisis of the last few years. Second, the pace of reform and deregulation of important portions of the country's economy, including its financial and retail distribution systems, picked up several months ago and appears to be accelerating. In the Japanese style of decision making, courses of action are debated until a consensus is reached. While this can be a lengthy process that frustrates many outside observers, the action phase that follows is usually extremely vigorous. In moving toward deregulation and reform, Japanese society is embarking on a course that is widely believed to have a causal relationship that could result in better performing stock markets.
      Your Fund's investments in the Japanese market, in addition to the previously mentioned Nichiei, include Otsuka Kagu, a company that is helping to revolutionize the way Japanese consumers shop for furniture; Namco, producer of video game software for the Sony Playstation and other platforms, as well as cosmetics giant Shisheido which is embarking on a new growth strategy emphasizing the new consumer markets of emerging Asian countries.
      I currently disagree with some investors who argue that Japanese stocks are expensive. While it is true that the average stock market price-to-earnings ratio is nearly 50 times Dreyfus' estimate of current year earnings, I believe this figure is distorted by extremely conservative accounting policies and lack of consolidation of subsidiaries' earnings. The price-to-earnings ratio is still the most widely used valuation method but certainly not the only one. The chart at the right presents two other commonly used valuation measures, price to cash flow per share (the actual cash generated from the company's business rather than an accounting calculation) and price-to-book. As shown, the Japanese market's price-to-cash-flow ratio is about the same as that of the U.S. market while its price-to-book ratio is substantially lower.
EUROPE
      European strategy is unchanged. As detailed in my last letter, most of the Dreyfus International Growth Fund's investments in European markets fall into three areas.
      First are a significant number of "new" companies, either IPOs (initial public offerings of stock) or parts of very large companies being spun off into independent publicly traded stocks. A prime example of such a holding is the sporting goods company Adidas. This German company became a publicly traded stock in a 1995 IPO. New management appears to have revitalized the product line and marketing strategy.

      Second, there are very major structural changes going on in various European business sectors. For example, private savings plans are beginning to grow very rapidly as individuals move toward supplementing public pension plans with their own investments. Swedish insurance company Skandia Group Forsakrings stands out among several investments your Fund has in this area. The media industry is also changing. Television channels are proliferating rapidly. Among the several investments your Fund has in this area, British based British Sky Broadcasting Group and its fast growing satellite service is notable.
      Third, a large number of companies in Europe are restructuring, re-engineering and generally rethinking the way they do business. One of the main goals of these changes is improved financial performance. Among the holdings in this category in the Dreyfus International Growth Fund are the German specialty chemicals/consumer products company Henkel KGaA and Swedish global appliance giant Electrolux Cl.B, the latter of which is just beginning the process.
EMERGING MARKETS
      The Dreyfus International Growth Fund's emerging markets investments were steadily reduced during the second half of the fiscal year just ended. They were cut from a high level of over 20% of the Fund near the middle of the fiscal year to a relatively low level of only 8% at May 31, 1997. This substantial change was made for reasons particular to each of the world's two major concentrations of emerging stock markets, Asia and Latin America.
      Many of the emerging economies in Asia are undergoing wrenching changes. These changes are the result of their success and growing wealth. Wages have risen in South Korea, Thailand and Malaysia to the point where these economies generally can no longer efficiently produce low value-added goods such as textiles that were the mainstay of their economies only a few years ago.
      Many observers refer to this phenomenon as the "Nike Effect." As shown in the graph at right, Nike sourced 70% of its Asian production in South Korea at the beginning of the 1980s. Many other manufacturers of apparel and other basic goods used Korea as a production base during this period, and that nation prospered greatly as a result. Korean Gross Domestic Product per capita (the amount of goods and services produced per person) increased from $1,981 per person in 1985 to $10,117 in 1996. During the second half of the 1980s Nike and many other manufacturers of more basic goods began moving their production to countries that were just beginning to climb the ladder of wealth. Today the company in our example, Nike, has nearly 80% of its Asian production in Indonesia and China where per capita GDP is $994 and $668 respectively, a small fraction of that in Korea. This ongoing phenomenon challenges the wealthier Asian emerging economies to move to higher value-added industries such as electronics and to develop new service industries. This transition may take some time. It is an important reason that your Fund's investments in emerging Asian countries have been reduced. Dreyfus International Growth Fund continues to invest in attractive individual stocks in the emerging Asian markets, but I believe opportunities are somewhat reduced in the current environment.

The Nike Effect
Source of Nike's Asian Production
Source: Financial Times, April 2, 1997
      The story in Latin America is completely different. Over the past decade, a host of Latin American nations including
Argentina, Peru, Chile, Mexico and most recently Brazil have embarked on economic reforms emphasizing freer markets, competition and trade. These reforms have been quite successful despite painful setbacks such as the Mexican currency devaluation of late 1994/early 1995. Over the fiscal year ended May 31, 1997 your Fund's investments in Latin America have emphasized Brazil, where the reform process has accelerated dramatically over the last several years, and Mexico, which is getting back on track after its currency crisis. Late in the fiscal year the Dreyfus International Growth Fund's investments in Brazil were sold after having made substantial gains. While I believe Brazil will continue to develop in a positive way, some challenges that lie immediately ahead may cause market turbulence.
CURRENCY
      During the fiscal year just ended the Dreyfus International Growth Fund partially hedged its positions in several European currencies as well as the Japanese Yen in accordance with our investment approach and style. These positions were maintained through fiscal year-end and beyond because economic conditions that are conducive to currency weakness continue to be present in both Europe and Japan.
      Ownership of the Dreyfus International Growth Fund is designed to offer investors the opportunity to increase long-term capital through ownership of growth-oriented companies and economies outside the U.S. I will continue to manage your Fund toward that goal.
                                  Sincerely,

                          [Ron Chapman signature logo]
                                  Ron Chapman
                                  Portfolio Manager
June 17, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
** SOURCE: LIPPER ANALYTICAL SERVICES, INC. _ The Morgan Stanley Capital International Europe, Australasia, Far East (EAFERegistration Mark) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. The return indicated includes net dividends reinvested. The Index is the property of Morgan Stanley & Co., Incorporated.


DREYFUS INTERNATIONAL GROWTH FUND, INC.                MAY 31, 1997
[Exhibit A]
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS INTERNATIONAL GROWTH FUND, INC. AND THE MORGAN STANLEY CAPITAL
INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (EAFE Registration Mark) INDEX

Dollars
$14,408
Morgan Stanley Capital
International Europe,
Australasia, Far East
(EAFERegistration Mark) Index*
$13,649
Dreyfus International
Growth Fund
*Source: Lipper Analytical Services, Inc.
[Exhibit A]

Average Annual Total Returns
                        One Year Ended                                         From Inception (6/29/93)
                         May 31, 1997                                              to May 31, 1997
                     ___________________                                    ______________________________
                            7.36%                                                       8.26%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus International Growth Fund on 6/29/93 (Inception Date) to a $10,000 investment made in the Morgan Stanley Capital International Europe, Australasia, Far East (EAFERegistration Mark) Index on that date. For comparative purposes, the value of the Index on 6/30/93 is used as the beginning value on 6/29/93. All dividends and capital gain distributions are reinvested.
The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Morgan Stanley Capital International Europe, Australasia, Far East (EAFERegistration Mark) Index, which is the property of Morgan Stanley & Co. Incorporated, is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS INTERNATIONAL GROWTH FUND
(FORMERLY DREYFUS INTERNATIONAL EQUITY FUND, INC.)_SEE NOTE 1
STATEMENT OF INVESTMENTS                                                                                     MAY 31, 1997
Common Stocks_114.2%                                                                               Shares              Value
                                                                                               _____________         ___________
        Australia_1.1%               QNI                                                             500,000         $ 1,023,142
                                                                                                                    _____________
        Canada_1.3%                  Canadian Conquest Exploration...........      (a)               275,000             347,520
                                     Ranger Oil..............................                         75,000             787,500
                                                                                                                    _____________
                                                                                                                       1,135,020
                                                                                                                    _____________
        Chile_1.3%                   Empresa Nacional Electricidad, A.D.R. ...                        50,000           1,125,000
                                                                                                                    _____________
        China_1.8%                   China Overseas Land & Investment.........                       600,000             414,274
                                     China Resources Enterprise...............                       125,000             438,794
                                     New World Infrastructure.................    (a)                 50,000             155,837
                                     Shanghai Industrial Holdings.............                       100,000             558,818
                                                                                                                    _____________
                                                                                                                       1,567,723
                                                                                                                    _____________
        Finland_3.4%                 Cultor Oy, Ser. 1........................                        22,000           1,145,299
                                     Huhtamaki Group..........................                        20,000             881,896
                                     Sampo Insurance, Cl. A...................                        11,000             972,222
                                                                                                                    _____________
                                                                                                                       2,999,417
                                                                                                                    _____________
        France_6.8%                  Banque Nationale de Paris................                        30,000           1,233,640
                                     Elf Aquitaine............................                        12,000           1,201,875
                                     Compagnie Generale des Eaux..............                         7,500             924,319
                                     Compagnie Generale des Eaux (Warrants)...                         7,500               5,142
                                     Groupe AB, A.D.R. .......................                        64,000             552,000
                                     Michelin, Cl. B..........................                        18,000             985,141
                                     Thomson CSF..............................                        40,000           1,142,163
                                                                                                                    _____________
                                                                                                                       6,044,280
                                                                                                                    _____________
        Germany_10.4%                Adidas...................................                        11,500           1,210,349
                                     Bankgesellschaft Berlin..................                        50,000           1,147,757
                                     Daimler Benz.............................                         7,000             539,724
                                     Deutsche Bank............................                        28,000           1,554,735
                                     GEA......................................                          2,200             902,961
                                     Henkel KGaA..............................                         2,700             141,530
                                     Hoechst..................................                        10,000             387,570
                                     Leica Camera.............................                        36,000             970,976
                                     Metro....................................                         9,500           1,041,352
                                     Volkswagen...............................                         2,000           1,294,635
                                                                                                                    _____________
                                                                                                                       9,191,589
                                                                                                                    _____________
        Hong Kong_3.2%               Cheung Kong Holdings.....................                        72,000             736,401
                                     HSBC Holdings............................                        20,000             606,569
                                     Hong Kong & China Gas....................                       360,000             627,218
                                     New World Development....................                        75,000             476,221
                                     Swire Pacific, Cl. A.....................                        50,000             419,436
                                                                                                                    _____________
                                                                                                                       2,865,845
                                                                                                                    _____________

DREYFUS INTERNATIONAL GROWTH FUND
(FORMERLY DREYFUS INTERNATIONAL EQUITY FUND, INC.)_SEE NOTE 1
STATEMENT OF INVESTMENTS (CONTINUED)                                                                         MAY 31, 1997
Common Stocks (continued)                                                                          Shares               Value
                                                                                                 ___________          ___________
        Ireland_2.1%                 Irish Continental Group..................                        70,000          $  782,957
                                     Jurys Hotel Group........................                       205,000           1,115,487
                                                                                                                    _____________
                                                                                                                       1,898,444
                                                                                                                    _____________
        Israel_1.5%                  Teva Pharmaceutical Industries, A.D.R. ..                        22,000           1,320,000
                                                                                                                    _____________
        Italy_5.7%                   Bulgari..................................                        35,000             694,213
                                     Credito Italiano.........................                       600,000             895,645
                                     Fiat.....................................                       440,000           1,453,108
                                     Parmalat Finanziaria.....................                       540,000             773,760
                                     Stet Societa' Finanziaria Telefonica.....                       240,000           1,215,858
                                                                                                                    _____________
                                                                                                                       5,032,584
                                                                                                                    _____________
        Japan_37.1%                  Advantest................................                         9,900             675,349
                                     Bank of Tokyo-Mitsubishi.................                        74,000           1,287,511
                                     Canon....................................                        40,000           1,016,365
                                     Circle K Japan...........................                        12,000             641,861
                                     Dai Nippon Printing......................                        47,000             943,239
                                     Daikin Industries........................                        70,000             681,309
                                     Dainippon Ink & Chemicals................                       190,000             703,704
                                     Daiwa Securities.........................                       160,000           1,181,051
                                     Family Mart..............................                        24,200           1,108,906
                                     Fuji Bank................................                        30,000             387,597
                                     Fuji Photo Film..........................                        21,000             815,762
                                     Fujitsu..................................                        90,000           1,100,775
                                     Isetan...................................                        45,000             581,395
                                     Jusco....................................                        17,000             575,452
                                     Kao......................................                        40,000             544,358
                                     Konami...................................                        15,000             536,176
                                     Mabuchi Motor............................                        16,000             912,317
                                     Matsushita-Kotobuki Electric Industrial..                        25,000             900,086
                                     Murata Manufacturing.....................                        13,000             516,193
                                     NKK......................................                       350,000             690,353
                                     Namco....................................                        22,000             773,127
                                     Nichiei..................................                         8,000             751,077
                                     Nintendo.................................                        10,000             783,807
                                     Nippon Soda..............................                        95,000             859,173
                                     Nippon Steel.............................                       167,000             490,500
                                     Nippon Telegraph & Telephone, A.D.R. ....                        20,000             937,500
                                     Nippon Zeon..............................                       160,000             766,236
                                     Nitto Electric Works.....................                        85,700           1,587,037
                                     Otsuka Kagu..............................                        14,000           1,169,681
                                     P.S. ....................................                           400               3,893
                                     Pioneer Electronic.......................                        26,000             644,961
                                     Rohm.....................................                         5,000             521,103

DREYFUS INTERNATIONAL GROWTH FUND
(FORMERLY DREYFUS INTERNATIONAL EQUITY FUND, INC.)_SEE NOTE 1
STATEMENT OF INVESTMENTS (CONTINUED)                                                                           MAY 31, 1997
Common Stocks (continued)                                                                         Shares                Value
                                                                                                  __________          __________
        Japan (continued)            Shiseido.................................                        49,000         $   717,485
                                     Showa Aluminum...........................                       145,000             779,328
                                     Sony.....................................                        14,000           1,182,946
                                     Sumitomo Bank............................                        90,000           1,248,062
                                     Sumitomo Metal Mining....................                       110,000             768,389
                                     Sumitomo Sitix...........................                        50,000           1,063,738
                                     Tokyo Electron...........................                        16,500             834,238
                                     Toyota Motor.............................                        18,000             517,829
                                     Uni-Charm................................                        20,000             675,280
                                                                                                                    _____________
                                                                                                                      32,875,149
                                                                                                                    _____________
        Malaysia_2.9%                Kentucky Fried Chicken Holdings..........                       280,000           1,080,780
                                     Renong...................................                       490,000             701,950
                                     Tenaga Nasional..........................                       165,000             755,073
                                                                                                                    _____________
                                                                                                                       2,537,803
                                                                                                                    _____________
        Mexico_1.4%                  Grupo Casa Autrey, A.D.R. ...............                        20,000             352,500
                                     Grupo Financiero Banamex Accival, Cl. B..    (a)                200,000             432,323
                                     Grupo Financiero Bancomer, Cl. B.........    (a)              1,255,000             470,625
                                     Grupo Financiero Inbursa, Cl. B..........                         2,338               8,103
                                                                                                                    _____________
                                                                                                                       1,263,551
                                                                                                                    _____________
        Netherlands_8.5%             ABN Amro Holding.........................                        40,000             739,892
                                     Cap Gemini...............................                        45,000           1,582,691
                                     Goudsmit.................................                        12,000           1,638,183
                                     Koninklijke Pakhoed......................                        30,000           1,016,048
                                     Philips Electronics......................                        11,000             602,386
                                     Philips Electronics (New York Shares)....                        17,000             952,000
                                     PolyGram.................................                         8,000             377,657
                                     Verenigde Nederlandse Uitgeversbedrijven
                                       Verenigd Bezit.........................                        27,000             610,567
                                                                                                                    _____________
                                                                                                                       7,519,424
                                                                                                                    _____________
        Norway_1.6%                  Schibsted................................                        77,000           1,438,262
                                                                                                                    _____________
        Philippines_1.5%             Ayala Land, Cl. B........................                        65,625              52,261
                                     Philippine Long Distance Telephone.......                        24,000             709,898
                                     San Miguel, Cl. B........................                       180,000             542,662
                                                                                                                    _____________
                                                                                                                       1,304,821
                                                                                                                    _____________
        Portugal_.9%                 Cimpor-Cimentos de Portugal..............                        38,000             835,912
                                                                                                                    _____________
        Spain_1.4%                   Repsol S.A. .............................                        30,000           1,256,055
                                                                                                                    _____________

DREYFUS INTERNATIONAL GROWTH FUND
(FORMERLY DREYFUS INTERNATIONAL EQUITY FUND, INC.)_SEE NOTE 1
STATEMENT OF INVESTMENTS (CONTINUED)                                                                         MAY 31, 1997
Common Stocks (continued)                                                                           Shares              Value
                                                                                                  __________          __________
        Sweden_6.5%                  Electrolux, Cl. B........................                        30,000         $ 1,789,542
                                     Granges..................................                        15,000             186,895
                                     Haldex...................................                        80,000             976,113
                                     Skandia Forsakrings......................                        47,000           1,659,716
                                     Sparbanken Sverige, Cl. A................                        60,000           1,177,534
                                                                                                                    _____________
                                                                                                                       5,789,800
                                                                                                                    _____________
        Switzerland_.7%              Novartis.................................                           450             611,638
                                                                                                                    _____________
        United Kingdom_13.1%         Alvis....................................                       200,000             429,680
                                     BTR......................................                       230,000             748,742
                                     British Sky Broadcasting Group...........                        90,000             848,700
                                     Cadbury Schweppes........................                       100,000             897,900
                                     Capital Radio............................                        85,000             794,580
                                     Grand Metropolitan.......................                       162,000           1,509,062
                                     JBA Holdings.............................                        50,000             783,100
                                     Misys....................................                        18,000             408,852
                                     Powerscreen International................                        50,000             511,270
                                     Reuters Holdings.........................                       120,000           1,350,048
                                     Sema Group...............................                        19,000             398,225
                                     Serco Group..............................                        30,000             339,480
                                     SmithKline Beecham.......................                        65,000           1,120,899
                                     Viatel...................................                       108,000             702,000
                                     Vodafone Group...........................                       175,000             777,770
                                                                                                                    _____________
                                                                                                                      11,620,308
                                                                                                                    _____________
                                     TOTAL COMMON STOCKS
                                       (cost $92,115,493).....................                                      $101,255,767
                                                                                                                   ==============

Preferred Stocks_1.0%
         Germany;                    Henkel KGaA Vorzug
                                       (cost $591,975)........................                        16,300         $   921,325
                                                                                                                   ==============
TOTAL INVESTMENTS (cost $92,707,468)..........................................                        115.2%        $102,177,092
                                                                                                    ========       ==============
LIABILITIES, LESS CASH AND RECEIVABLES........................................                       (15.2%)       $ (13,483,220)
                                                                                                    ========       ==============
NET ASSETS....................................................................                        100.0%       $  88,693,872
                                                                                                    ========       ==============

Notes to Statement of Investments:
    (a) Non-income producing.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INTERNATIONAL GROWTH FUND
(FORMERLY DREYFUS INTERNATIONAL EQUITY FUND, INC.)_SEE NOTE 1
STATEMENT OF ASSETS AND LIABILITIES                                                                           MAY 31, 1997
                                                                                                Cost                  Value
                                                                                           _______________       _______________
ASSETS:                          Investments in securities_See Statement of Investments    $  92,707,468            $102,177,092
                                 Dividends receivable.......................                                             312,521
                                 Prepaid expenses...........................                                              49,481
                                                                                                                    _____________
                                                                                                                     102,539,094
                                                                                                                    _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                            65,040
                                 Due to Distributor.........................                                              58,040
                                 Cash overdraft due to Custodian............                                          12,121,520
                                 Net unrealized depreciation on forward
                                   currency exchange contracts_Note 4(a)....                                             706,982
                                 Payable for shares of Common Stock redeemed                                             585,780
                                 Payable for investment securities purchased                                             207,616
                                 Accrued expenses...........................                                             100,244
                                                                                                                    _____________
                                                                                                                      13,845,222
                                                                                                                    _____________
NET ASSETS..................................................................                                       $  88,693,872
                                                                                                                   ==============
REPRESENTED BY:                  Paid-in capital............................                                       $  77,577,173
                                 Accumulated distributions in excess of
                                        investment income_net                                                           (177,176)
                                 Accumulated net realized gain (loss) on investments,
                                        foreign currency transactions and forward
                                        currency exchange contracts.........                                           2,535,889
                                 Accumulated net unrealized appreciation (depreciation)
                                       on investments, foreign currency transactions and
                                       forward currency exchange contracts..                                           8,757,986
                                                                                                                    _____________
NET ASSETS..................................................................                                       $  88,693,872
                                                                                                                   ==============
SHARES OUTSTANDING
(300 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED).............                                           5,604,583
NET ASSET VALUE, offering and redemption price per share....................                                              $15.83
                                                                                                                        ========

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INTERNATIONAL GROWTH FUND
(FORMERLY DREYFUS INTERNATIONAL EQUITY FUND, INC.)_SEE NOTE 1
STATEMENT OF OPERATIONS                                                                               YEAR ENDED MAY 31, 1997
INVESTMENT INCOME
INCOME:                          Cash dividends (net of $205,489 foreign taxes
                                     withheld at source)....................                     $1,555,118
                                 Interest...................................                        157,574
                                                                                               ____________
                                       Total Income.........................                                         $1,712,692
EXPENSES:                        Management fee_Note 3(a)...................                        713,190
                                 Shareholder servicing costs_Note 3(b,c)....                        884,962
                                 Custodian fees.............................                        114,219
                                 Professional fees..........................                         49,373
                                 Directors' fees and expenses_Note 3(d).....                         44,920
                                 Registration fees..........................                         33,757
                                 Prospectus and shareholders' reports_Note 3(b)                      18,529
                                 Loan commitment fees_Note 2................                            532
                                 Miscellaneous..............................                         24,098
                                                                                               ____________
                                       Total Expenses.......................                                           1,883,580
                                                                                                                    ____________
INVESTMENT (LOSS)...........................................................                                            (170,888)
                                                                                                                    ____________
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments and
                                     foreign currency transactions..........                     $3,737,795
                                 Net realized gain (loss) on forward currency
                                     exchange contracts
                                     Short Transactions.....................                      3,035,668
                                                                                               ____________
                                       Net Realized Gain (Loss).............                                          6,773,463
                                 Net unrealized appreciation (depreciation) on investments, foreign currency transactions and
                                     forward currency exchange contracts....                                          1,844,082
                                                                                                                    ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                          8,617,545
                                                                                                                    ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $8,446,657
                                                                                                                   =============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INTERNATIONAL GROWTH FUND
(FORMERLY DREYFUS INTERNATIONAL EQUITY FUND, INC.)_SEE NOTE 1
STATEMENT OF CHANGES IN NET ASSETS
                                                                                          Year Ended              Year Ended
                                                                                         May 31, 1997           May 31, 1996
                                                                                       _________________      _________________
OPERATIONS:
  Investment income (loss)_net..............................................            $   (170,888)            $   709,200
  Net realized gain (loss) on investments...................................               6,773,463              10,297,222
  Net unrealized appreciation (depreciation) on investments.................               1,844,082               3,566,028
                                                                                       _________________      _________________
    Net Increase (Decrease) in Net Assets Resulting from Operations.........               8,446,657              14,572,450
                                                                                       _________________      _________________
DIVIDENDS TO SHAREHOLDERS:
  From investment income_net................................................                (571,399)                ___
  In excess of investment income_net........................................                (177,176)                ___
  Net realized gain on investments..........................................              (4,084,610)                ___
                                                                                       _________________      _________________
    Total Dividends.........................................................              (4,833,185)                ___
                                                                                       _________________      _________________
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold.............................................             580,556,282             418,554,429
  Dividends reinvested......................................................               4,195,270                 ___
  Cost of shares redeemed...................................................            (602,381,534)           (468,325,648)
                                                                                       _________________      _________________
    Increase (Decrease) in Net Assets from Capital Stock Transactions.......             (17,629,982)            (49,771,219)
                                                                                       _________________      _________________
      Total Increase (Decrease) in Net Assets...............................             (14,016,510)            (35,198,769)
NET ASSETS:
  Beginning of Period.....................................................               102,710,382             137,909,151
                                                                                       _________________      _________________
  End of Period......................................................                 $   88,693,872           $ 102,710,382
                                                                                     ==================      =================

UNDISTRIBUTED INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS OF INVESTMENT
INCOME)_NET.................................................................        $       (177,176)             $  444,797
                                                                                       _________________      _________________
                                                                                            Shares                 Shares
                                                                                       _________________      _________________
CAPITAL SHARE TRANSACTIONS:
  Shares sold...............................................................              38,309,032              29,117,194
  Shares issued for dividends reinvested....................................                 285,781                 ___
  Shares redeemed...........................................................             (39,620,262)            (32,523,537)
                                                                                       _________________      _________________
    Net Increase (Decrease) in Shares Outstanding...........................              (1,025,449)             (3,406,343)
                                                                                     ==================      =================





SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INTERNATIONAL GROWTH FUND
(FORMERLY DREYFUS INTERNATIONAL EQUITY FUND, INC.)_SEE NOTE 1
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                   Year Ended May 31,
                                                            ________________________________________________________________
PER SHARE DATA:                                              1997               1996             1995              1994(1)
                                                           ________          ________          ________          ________
    Net asset value, beginning of period...........         $15.49            $13.74            $15.20            $12.50
                                                           ________          ________          ________          ________
    Investment Operations:
    Investment income (loss)_net.......................       (.02)              .09               .01               .05
    Net realized and unrealized gain (loss)
      on investments.................................         1.11              1.66             (1.19)             2.74
                                                           ________          ________          ________          ________
    Total from Investment Operations..................        1.09              1.75             (1.18)             2.79
                                                           ________          ________          ________          ________
    Distributions:
    Dividends from investment income_net..................    (.09)               __              (.01)             (.02)
    Dividends in excess of investment income_net........      (.03)               __              (.02)             (.04)
    Dividends from net realized gain on investments...        (.63)               __              (.25)             (.03)
                                                           ________          ________          ________          ________
    Total Distributions.........................              (.75)               __              (.28)             (.09)
                                                           ________          ________          ________          ________
    Net asset value, end of period...............           $15.83            $15.49            $13.74            $15.20
                                                          =========         =========          ========          ========
TOTAL INVESTMENT RETURN...........................           7.36%            12.74%            (7.81%)           22.32%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets............      1.98%             2.04%             1.92%             1.71%(2)
    Ratio of net investment income (loss)
      to average net assets......................            (.18%)             .62%              .09%              .11%(2)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..........            __                  __               __               .16%(2)
    Portfolio Turnover Rate.......................         158.04%            96.45%            40.15%            51.32%(2)
    Average commission rate paid(3).....                    $.0217              __                  __                __
    Net Assets, end of period (000's Omitted)......     ...$88,694          $102,710          $137,909          $179,907
    (1)  From June 29, 1993 (commencement of operations) to May 31, 1994.
    (2)  Not annualized.
    (3)  For fiscal years beginning December 1, 1995, the Fund is required to disclose its average commission rate paid per share
    for purchases and sales of investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INTERNATIONAL GROWTH FUND
(FORMERLY DREYFUS INTERNATIONAL EQUITY FUND, INC.)_SEE NOTE 1
NOTES TO FINANCIAL STATEMENTS
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus International Growth Fund (the "Fund") is a series of Dreyfus International Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering two series including the Fund. The Fund's investment objective is to provide investors with capital growth. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales load.
    Effective June 24, 1996, the Fund changed its name from "Dreyfus International Equity Fund, Inc." to "Dreyfus International Growth Fund."
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operation; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. This may result in distributions that are in excess of investment income-net and net realized gain on a fiscal year basis. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    During the year ended May 31, 1997, the Fund credited accumulated undistributed net investment income $297,489 and charged accumulated net realized gain on investments and paid-in-surplus $257,761 and $39,728, respectively. The results of operations and net assets were not affected by the reclassifications.

DREYFUS INTERNATIONAL GROWTH FUND
(FORMERLY DREYFUS INTERNATIONAL EQUITY FUND, INC.)_SEE NOTE 1
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2_BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended May 31, 1997, the Fund did not borrow under the Facility.
NOTE 3_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    (B) Under the Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the Fund's shares and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them for advertising and marketing relating to the Fund, at an aggregate annual rate of .50 of 1% of the value of the Fund's average daily net assets. The Distributor may pay one or more Service Agents in respect of distribution services. The Distributor determines the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the Fund's average daily net assets for any full fiscal year. During the period ended May 31, 1997, $477,631 was charged to the Fund pursuant to the Plan.
    (C) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 1997, the Fund was charged an aggregate of $237,730 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $104,954 during the period ended May 31, 1997.
    (D) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4_SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended May 31, 1997 amounted to $144,674,472 and $153,237,604, respectively.

DREYFUS INTERNATIONAL GROWTH FUND
(FORMERLY DREYFUS INTERNATIONAL EQUITY FUND, INC.)_SEE NOTE 1
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    In addition, the following summarizes open forward currency exchange contracts at May 31, 1997:

                                                         Foreign                                                 Unrealized
                                                         Currency                                               Appreciation
Forward Currency Exchange Contracts                       Amount             Proceeds            Value         (Depreciation)
___________________                                      ________           ___________       ___________      _______________
Sales:
___
    British Pounds, expiring 6/11/97......              1,450,000        $  2,331,600       $  2,376,840         $  (45,240)
    British Pounds, expiring 8/20/97......                399,631             650,279            654,075             (3,796)
    Dutch Guilders, expiring 6/11/97......              3,350,000           1,741,617          1,746,793             (5,176)
    Dutch Guilders, expiring 7/10/97......              3,350,000           1,794,130          1,750,261             43,869
    Dutch Guilders, expiring 8/20/97......              4,759,872           2,508,232          2,494,038             14,194
    French Francs, expiring 6/11/97.......              8,850,000           1,534,726          1,537,232             (2,506)
    French Francs, expiring 7/10/97.......              8,850,000           1,583,128          1,539,934             43,194
    French Francs, expiring 8/20/97.......             14,273,126           2,512,122          2,489,600             22,522
    German Deutsche Marks, expiring 6/11/97             1,700,000             994,443            997,360             (2,917)
    German Deutsche Marks, expiring 7/10/97             1,700,000           1,024,466            999,353             25,113
    German Deutsche Marks, expiring 8/20/97             8,554,896           5,071,070          5,044,160             26,910
    Italian Lire, expiring 6/11/97........          2,000,000,000           1,163,738          1,183,418            (19,680)
    Italian Lire, expiring 7/10/97........          2,000,000,000           1,204,674          1,182,257             22,417
    Japanese Yen, expiring 8/6/97.........            900,000,000           7,197,121          7,806,570           (609,449)
    Japanese Yen, expiring 8/19/97........          1,654,576,000          14,112,726         14,378,865           (266,139)
    Swedish Krona, expiring 6/11/97.......              6,000,000             784,314            775,725              8,589
    Swedish Krona, expiring 7/10/97.......              6,000,000             791,974            776,548             15,426
    Swedish Krona, expiring 8/20/97.......             19,005,581           2,489,434          2,463,746             25,688
                                                                                                                 __________
      Total...............................                                                                       $(706,981)
                                                                                                                ===========

    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.
    (B) At May 31, 1997, accumulated net unrealized appreciation on investments and forward currency exchange contracts was $8,763,260, consisting of $13,379,648 gross unrealized appreciation and $4,616,388 gross unrealized depreciation.
    At May 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS INTERNATIONAL GROWTH FUND
(FORMERLY DREYFUS INTERNATIONAL EQUITY FUND, INC.)_SEE NOTE 1
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS INTERNATIONAL GROWTH FUND
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus International Growth Fund (one of the Series constituting Dreyfus International Funds, Inc.) as of May 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus International Growth Fund at May 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.
                              [Ernst & Young LLP signature logo]
New York, New York
July 8, 1997


DREYFUS INTERNATIONAL GROWTH FUND
(FORMERLY DREYFUS INTERNATIONAL EQUITY FUND, INC.)_SEE NOTE 1
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund elects to provide each shareholder with their portion of the Fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund hereby makes the following designations regarding its fiscal year ended May 31, 1997:
    _ the total amount of taxes paid to foreign countries was $205,489.
    _ the total amount of income sourced to foreign countries was $43,142.
    As required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign source income for the 1997 calendar year with Form 1099-DIV which will be mailed by January 31, 1998.
    For Federal tax purposes the Fund hereby designates $.47 per share as a long-term capital gain distribution paid on December 20, 1996.
[Dreyfus lion "d" logo]
Registration Mark
DREYFUS INTERNATIONAL
GROWTH FUND
200 Park Avenue
New York, NY 10166
INVESTMENT ADVISER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            095AR975
[Dreyfus logo]
Registration Mark

International
Growth Fund
Annual Report
May 31, 1997